Exhibit 32.2
CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350, AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002
In connection with the Quarterly Report of AutoZone, Inc. (the “Company”) on Form 10-Q for the period ended November 19, 2011, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, William T. Giles, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, that:
(i)	the Report fully complies with the requirements of Section 13(a) or Section 15(d) of the Securities Exchange Act of 1934; and
(ii)	the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.
December 15, 2011

/s/ WILLIAM T. GILES
William T. Giles
Chief Financial Officer, Executive Vice President, Finance, Information Technology and Store Development (Principal Financial Officer)